Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and Class S Shares Prospectus

each dated February 28, 2017

with respect to

Thrivent Aggressive Allocation Fund

Thrivent Moderately Aggressive Allocation Fund

Thrivent Moderate Allocation Fund

Thrivent Moderately Conservative Allocation Fund

Thrivent Income Fund

1.	Russell W. Swansen has announced his retirement from Thrivent Financial, effective June 30, 2017. As a result, he will no longer serve as a portfolio manager for Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund and Thrivent Moderately Conservative Allocation Fund after that date. All references to Mr. Swansen serving as a portfolio manager will be removed from the prospectuses of the Thrivent Mutual Funds on June 30, 2017. David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA and Stephen D. Lowe, CFA will continue to serve as portfolio managers of the Funds.

2.	Mark L. Simenstad, CFA has been appointed Chief Investment Strategist of Thrivent Financial. All references to Mr. Simenstad in the prospectuses of the Thrivent Mutual Funds will be updated to reflect his new title.

3.	Stephen D. Lowe, CFA has been appointed Vice President of Fixed Income Mutual Funds and Separate Accounts of Thrivent Financial. All references to Mr. Lowe in the prospectuses of the Thrivent Mutual Funds will be updated to reflect his new title.

4.	Kent L. White, CFA has been named as a portfolio manager of Thrivent Income Fund. Mr. White is the Director of Investment Grade Research at Thrivent Financial and has been with the firm since 1999. Stephen D. Lowe, CFA will continue to serve as a portfolio manager of the Fund.

The date of this Supplement is June 26, 2017.

Please include this Supplement with your Prospectus.

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